Explanatory Note

This Amended Current Report on Form 8-K is being filed to advise that the filing pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934 relating to Registration Statement No. 333-125937 (the "Registration Statement") submitted on January 17, 2006 (SEC Accession Number 0000945094-06-000031) was erroneously filed under File Number 333-112249 for Allstate Life Global Trust 2005-8 (the "Trust"). The correct File Number for the Trust is, and such filing was intended to be made, under File Number 333-125937. The January 17, 2006 filing must not be relied upon for any purposes.



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 28, 2005

                          Allstate Life Global Funding
    (as depositor of Allstate Life Global Funding Trust 2005-8 (the "Trust"))
             (Exact name of registrant as specified in its charter)


                                    Delaware
             (State or other jurisdiction of incorporation)001-32192
                     (Commission File Number) Not applicable
                                  (IRS Employer
                               Identification No.)



                            c/o AMACAR Pacific Corp.
                             6525 Morrison Boulevard
                                    Suite 318
                               Charlotte, NC 28211
                    (Address of principal executive offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (704) 365-0569










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


Item 8.01 Other Events


(a) This Amended Current Report on Form 8-K/A is being filed to amend certain incorrectly reported amounts set forth in the Indenture Trustee's Report attached as Exhibit 99.1 to the Form 8-K filed on December 29, 2005, relating to a payment on December 28, 2005. Attached hereto as Exhibit 99.1 is the revised Indenture Trustee's Report.

(b) Allstate Life is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which means that it files periodic reports, including reports on Form 10-K and 10-Q, and other information with the Securities and Exchange Commission (the "Commission"). All of the reports and other information filed by Allstate Life under the Exchange Act are incorporated by reference into the registration statement filed with the Commission by Allstate Life and Allstate Life Global Funding ("Global Funding") (SEC Registration No. 333-125937) related to the offering, from time to time, of medium term notes by one or more newly formed Delaware statutory trusts, including the notes of the Trust, and into each periodic report on Form 10-K of Global Funding and the Trust. The Quarterly Report filed by Allstate Life on Form 10-Q for the quarter ended September 30, 2005, was also incorporated by reference into the Current Report on Form 8-K of Global Funding and the Trust filed with the Commission on November 8, 2005. You can read and copy any reports or other information that Allstate Life files under the Exchange Act at the SEC's public reference Room 1580, 100 F Street, N.E., Washington, D.C. 20549. You can also request copies of such documents upon payment of a duplicating fee, by writing to the SEC's public reference room. You can obtain information regarding the public reference room by calling the SEC at 1-800-SEC-0330. Such filings of Allstate Life are available to the public from commercial document retrieval services and over the internet at http://www.sec.gov. (This uniform resource locator
     (URL) is an inactive textual reference only and is not intended to incorporate the SEC web site into this report).

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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


       Allstate Life Global Funding
       (Registrant)

      Date: January 25, 2006
      By: AMACAR Pacific Corp., not in its individual capacity,
      but solely as administrator*

      By:  /s/ Evelyn Echevarria
           -----------------------
      Name: Evelyn Echevarria
      Title: Vice President




_________________________

* Allstate Life Global Funding and Allstate Life Global Funding Trust 2005-8 are statutory trusts organized under the laws of the State of Delaware and have no officers. AMACAR Pacific Corp., as administrator, is the sole provider of administrative services to Allstate Life Global Funding and Allstate Life Global Funding Trust 2005-8.





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EXHIBIT INDEX

Exhibit
      Number Description


      Exhibit 99.1Indenture Trustee's Report








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